This Supplement is filed pursuant to Rule 497(d) with regard to Corporate Income Fund. Intermediate Term Series 200.

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                       SUPPLEMENT DATED DECEMBER 18, 1998
                    TO PROSPECTUS DATED  SEPTEMBER 15, 1998
                            OF CORPORATE INCOME FUND
                         INTERMEDIATE TERM SERIES  200

The figures in the Example on page 4 should be revised as follows:

If you sell your units at the end of the period:

             1 YEAR       3 YEARS       5 YEARS        10 YEARS
              $336          $372          $410           $525

If you do not sell your units:

             1 YEAR       3 YEARS       5 YEARS        10 YEARS
              $236          $372          $410           $525

                                                                    70122--12/98